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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): FEBRUARY 5, 2004



                                CYBERONICS, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                      0-19806                      76-0236465
(State or other                (Commission                   (IRS Employer
jurisdiction of                file number)               Identification No.)
incorporation)


                               CYBERONICS BUILDING
                            100 CYBERONICS BOULEVARD
                              HOUSTON, TEXAS 77058
               (Address of principal executive offices) (Zip code)

                                 (281) 228-7200
               Registrant's telephone number, including area code:

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits

                99.1 Press Release of Cyberonics, Inc. dated as of February 5, 2004.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On February 5, 2004, Cyberonics, Inc. (the "Company") announced financial results for the third quarter ended January 23, 2004 of its fiscal year ending April 30, 2004. The Company also conducted a conference call on February 5, 2004 following the release of financial results for the third quarter ended January 23, 2004. A copy of the Company's press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company's slide presentation referenced in the conference call is available on the Company's website at http://www.cyberonics.com.

           The information contained in this Item 12 of this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CYBERONICS, INC.


                                      /s/ Pamela B. Westbrook
                                      ------------------------------------------
                                      Pamela B. Westbrook
                                      Vice President, Finance and Administration
                                      and Chief Financial Officer


Date: February 5, 2004


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                                  EXHIBIT LIST


99.1   Press Release of Cyberonics, Inc. dated as of February 5, 2004.